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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):      January 3, 2007


                               Cirrus Logic, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                  0-17795              77-0024818
   ----------------------------     -------------       -------------------
   (State or other jurisdiction      (Commission         (I.R.S. Employer
         of incorporation)           File Number)       Identification No.)


       2901 Via Fortuna, Austin, Texas                         78746
   ----------------------------------------                  ----------
   (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code:      512-851-4000

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On January 3, 2007, the Company issued a press release announcing that it has purchased all of the outstanding stock of Caretta Integrated Circuits, a fabless integrated circuit design company based in Shanghai. In connection with the acquisition, Cirrus Logic paid Caretta's stockholders $10.5 million in cash and has agreed to pay certain employees a potential earn-out based on financial performance over the next two years. A copy of such press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached Exhibit 99.1 are deemed to be furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").


Item 9.01  Financial Statements and Exhibits.

         (d) Exhibits.

         In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be furnished and shall not be deemed to be "filed" for purposes of the Exchange Act.

         99.1    Cirrus Logic, Inc. press release dated January 3, 2007





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Cirrus Logic, Inc.

January 3, 2007                        By: /s/ Thurman K. Case
                                           -------------------------------------
                                           Name: Thurman K. Case
                                           Title: Acting Chief Financial Officer



                                  Exhibit Index

Exhibit Number           Description
--------------           -----------
     99.1                Cirrus Logic, Inc. press release dated January 3, 2007